UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 16, 2013

Quad/Graphics, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	001-34806	39-1152983
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

N61 W23044 Harry's Way, Sussex, Wisconsin 53089-3995
(Address of principal executive offices, including zip code)

(414) 566-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §240.13e-4(c))

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K/A is being filed to amend the Current Report on Form 8-K (the "Initial 8-K") filed with the Securities and Exchange Commission on January 22, 2013, by Quad/Graphics, Inc. (the "Company" or "Quad/Graphics") to include the financial information referred to in Item 9.01 (a) and (b) with respect to the Company's acquisition of Vertis Holdings, Inc. (together with its subsidiaries, "Vertis") on January 16, 2013. The Company hereby amends Item 9.01 of the Initial 8-K to provide in its entirety as follows:

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

The audited consolidated financial statements of Vertis as of December 31, 2011 and 2010 (Successor) and for the years ended December 31, 2011 (Successor), 2010 and 2009 (Predecessor), and independent auditors' report, the unaudited condensed consolidated financial statements of Vertis as of September 30, 2012 and December 31, 2011, and for the nine months ended September 30, 2012 and 2011, and the consent of independent auditors are filed as Exhibits 99.2 and 23 hereto, respectively, and are incorporated by reference herein.

(b)	Pro forma financial information.
On January 16, 2013, Quad/Graphics completed its acquisition of Vertis. The following pro forma financial statements are filed as Exhibit 99.3 hereto and are incorporated by reference herein:

(1)	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2012;

(2)	Unaudited Pro Forma Condensed Combined Statement of Operations for the Nine Months Ended September 30, 2012;

(3)	Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2011; and

(4)	Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being filed herewith:

(23)	Consent of Independent Auditors.

(99.1)	Press Release of Quad/Graphics, Inc., dated January 16, 2013.*

(99.2)
Audited consolidated financial statements of Vertis as of December 31, 2011 and 2010 (Successor) and for the years ended December 31, 2011 (Successor), 2010 and 2009 (Predecessor), and independent auditors' report, and the unaudited condensed consolidated financial statements of Vertis as of September 30, 2012 and December 31, 2011, and for the nine months ended September 30, 2012 and 2011.

(99.3)	Unaudited Pro Forma Condensed Combined Financial Statements.

______________________________
* Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to its previously filed report to be signed on its behalf by the undersigned hereunto duly authorized.

QUAD/GRAPHICS, INC.

Dated:	March 4, 2013	By:	/s/ Andrew R. Schiesl
Andrew R. Schiesl
Vice President, General Counsel and Secretary

QUAD/GRAPHICS, INC.
Exhibit Index to Form 8-K
Dated January 16, 2013

Exhibit Number	Exhibit Description

(23)	Consent of Independent Auditors.

(99.1)	Press Release of Quad/Graphics, Inc., dated January 16, 2013.*

(99.2)
Audited consolidated financial statements of Vertis as of December 31, 2011 and 2010 (Successor) and for the years ended December 31, 2011 (Successor), 2010 and 2009 (Predecessor), and independent auditors' report, and the unaudited condensed consolidated financial statements of Vertis as of September 30, 2012 and December 31, 2011, and for the nine months ended September 30, 2012 and 2011.

(99.3)	Unaudited Pro Forma Condensed Combined Financial Statements.
______________________________
* Previously filed.

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